Significant Contracts	12 Months Ended
Dec. 31, 2024
Significant Contracts
Significant Contracts

3. Significant Contracts

Distribution, Licensing and Research Agreements

The Company has entered into licensing and similar agreements with academic and research organizations. Under the terms of these agreements, the Company has received licenses to technology and patent applications. The Company may be required to pay royalties on future sales of products employing the technology or falling under claims of patent applications.

Under a 2003 license agreement, the Company licensed certain patent rights for sapacitabine. The Company will not be pursuing further development of sapacitabine and the license agreement was terminated effective as of March 23, 2023 for commercial reasons.

The three-year term of the Clinical Collaboration Agreement, or CCA with The University of Texas MD Anderson Cancer Center, or MD Anderson ended in September 2021, in accordance with its terms. The main objective of the CCA was to clinically evaluate the safety and efficacy of three Cyclacel medicines in patients with hematological malignancies, including chronic lymphocytic leukemias, acute myeloid leukemias, myelodysplastic syndromes and other advanced leukemias. Under the terms of the CCA, MD Anderson conducted four clinical studies and under the risk-sharing agreement MD Anderson assumed the patient costs for all studies and Cyclacel, who is the sponsor, provided investigational drugs and other limited support. The agreement provided that the Company would make certain payments to MD Anderson upon first commercial sale in specific indications studied in the alliance. There were no such payments earned in 2024 or 2023.